UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

Allegiant Travel Company

(Exact name of registrant as specified in its charter)

Nevada		001-33166	20-4745737

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive			89144
Las Vegas,	Nevada

(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:              (702) 851-7300
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 193 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1    Registrant's Business and Operations

Item 1.01             Entry into a Material Definitive Agreement

As of February 13, 2020, Allegiant Travel Company (the “Company”) entered into an amendment of its Credit and Guaranty Agreement dated as of February 5, 2019 (the “Term Loan”) with Barclays Bank PLC as administrative agent. The amendment effects a repricing and upsizing of the Term Loan.

With the repricing, the interest rate under the Term Loan based on the London Interbank Offered Rate or alternate base rate has been reduced by 150 basis points to LIBOR plus 3.0% or the alternate base rate plus 2.0%, respectively, subject to certain adjustments.

As part of the amendment, the principal balance of the Term Loan has been increased by $100.0 million to $545.5 million. The proceeds from the loan increase will be used to repay debt, to pay transaction costs and for general corporate purposes.

Except for an increase in the required quarterly principal payment to $1.4 million per quarter associated with the larger principal balance, the Term Loan will otherwise continue substantially in accordance with its current terms, including no changes to the maturity date of February 2024.

Section 2    Financial Information

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above.

Section 9    Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description of Document

10.1
First Amendment dated February 13, 2020, to Credit and Guaranty Agreement, dated as of February 5, 2019, among the Company, as borrower, certain subsidiaries of the Company party thereto, as guarantors, the lenders party thereto and Barclays Bank PLC, as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2020	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Gregory Anderson
	Name:	Gregory Anderson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1
First Amendment dated February 13, 2020, to Credit and Guaranty Agreement, dated as of February 5, 2019, among the Company, as borrower, certain subsidiaries of the Company party thereto, as guarantors, the lenders party thereto and Barclays Bank PLC, as administrative agent.

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